ALEXANDER & BALDWIN

PARTNERS FOR HAWAI‘I

ISLAND

california
PIZZA KITCHEN

ALEXANDER & BALDWIN

Premier Hawai‘i Real Estate Company

Supplemental Information

AS OF AND FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2018

ALEX LISTED NYSE

Alexander & Baldwin, Inc.

Forward-Looking Statements
Statements in this Supplemental Information report that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding possible or assumed future results of operations, business strategies, growth opportunities and competitive positions. Such forward-looking statements speak only at the date the statements were made and are not guarantees of future performance. Forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from those expressed in or implied by the forward-looking statements.These factors include, but are not limited to, prevailing market conditions and other factors related to the company's REIT status and the Company's business as well as the evaluation of alternatives by the Company related to its materials and construction business and by the Company's joint venture related to the development of Kukui'ula, generally discussed in the Company's most recent Form 10-K, Form 10-Q and other filings with the Securities and Exchange Commission. The information in this Supplemental Information report should be evaluated in light of these important risk factors. We do not undertake any obligation to update the Company's forward-looking statements.

Basis of Presentation
The information contained in this Supplemental Information report does not purport to disclose all items required by accounting principles generally accepted in the United States of America (GAAP).

Company Overview

Alexander & Baldwin, Inc.
Company Overview
Company Profile

Alexander & Baldwin, Inc. (the "Company") is a Hawai`i real estate company with a 149-year history of being an integral piece of Hawai`i and its economy. This makes us uniquely qualified to create value for shareholders through an investment and asset redeployment strategy focused on growth primarily in our commercial real estate holdings in Hawai`i. In July 2017, the Company announced its decision to convert to a real estate investment trust ("REIT") commencing with the 2017 tax year. This announcement sets a strategic course for the Company to concentrate its activities on investments in, and growth of, its commercial real estate holdings. In January 2018, the Company completed the payment of its previously undistributed non-REIT earnings and profits accumulated prior to January 1, 2017, representing a final step in the REIT conversion. On October 15, 2018, the Company filed its tax return including the 2017 Form 1120-REIT with the Internal Revenue Service.

We are composed of the following at December 31, 2018:

•
A 3.5 million-square-foot portfolio of commercial real estate and 109 acres of ground leases throughout the Hawaiian islands, including 2.2 million square feet of largely grocery/drugstore-anchored retail centers;

•	More than 45,000 acres of landholdings, including residential and commercial development-for-sale activities in select Hawai`i locations; and

•	Materials and construction operations, including strategic quarry and asphalt importation sites that supply the Hawaiian islands, paving activities and certain complementary operations.

Executive Officers

Christopher Benjamin	Diana Laing
President & Chief Executive Officer	Interim Executive Vice President & Chief Financial Officer

Lance Parker	Nelson Chun
Executive Vice President & Chief Real Estate Officer	Executive Vice President & Chief Legal Officer

Pike Riegert	Meredith Ching
President, Grace Pacific	Executive Vice President, External Affairs

Contact Information	Equity Research

Corporate Headquarters	Evercore ISI
822 Bishop Street	Sheila McGrath
Honolulu, HI 96813	(212) 425-3389
sheila.mcgrath@evercore.com
Investor Relations
Kenneth Kan	JMP Securities LLC
Vice President, Capital Markets	Peter Martin
(808) 525-8475	(415) 835-8904
kkan@abhi.com	pmartin@jmpsecurities.com

Transfer Agent & Registrar	Sidoti & Company, LLC
Computershare	Stephen O'Hara
P.O. Box 505000	(212) 894-3329
Louisville, KY 40233-5000	sohara@sidoti.com
(866) 442-6551
Other Company Information
Overnight Correspondence
Computershare	Stock exchange listing: NYSE: ALEX
462 South 4th Street, Suite 1600	Corporate website: www.alexanderbaldwin.com
Louisville, KY 40202	Grace website: www.gracepacific.com
Market capitalization at December 31, 2018: $1.3B
Shareholder website: www.computershare.com/investor	3-month average trading volume: 298K
Online inquiries: www-us.computershare.com/investor/contact	Independent auditors: Deloitte & Touche LLP

Alexander & Baldwin, Inc.
Company Overview
Glossary of Terms

ABR	Annualized Base Rent (ABR) is the current month's contractual base rent multiplied by 12. Base rent is presented without consideration of percentage rent that may, in some cases, be significant.

Adjusted EBITDA	Adjusted EBITDA is calculated by adjusting EBITDA for M&C non-cash asset impairments and the other-than-temporary impairment related to the Company's investment in Kukui`ula.

Backlog
Backlog represents the amount of revenue that Grace Pacific and Maui Paving, LLC, a 50-percent-owned unconsolidated affiliate, expect to realize on contracts awarded or government contracts in which Grace Pacific has been confirmed to be the lowest bidder and formal communication of the award is believed to be perfunctory.

Cash NOI
Cash Net Operating Income (Cash NOI) is calculated as total Commercial Real Estate operating revenues less direct property-related operating expenses. Cash NOI excludes straight-line lease adjustments, amortization of favorable/unfavorable leases, amortization of lease incentives, selling, general and administrative expenses, impairment of commercial real estate assets, lease termination income, and depreciation and amortization (including amortization of maintenance capital, tenant improvements and leasing commissions).

Comparable Lease
Renewals and leases executed for the same unit spaces that have been vacated in the previous 12 months.  Expansions, contractions and strategic short-term renewals are excluded from the comparable lease pool.

Net Debt	Net Debt is calculated as the Company's total notional debt, excluding unamortized premium, discount and capitalized loan fees, less cash and cash equivalents.

EBITDA
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) is calculated on a consolidated basis by adjusting the Company’s consolidated net income (loss) to exclude the impact of interest expense, income taxes, and depreciation and amortization.

EBITDA is calculated for each segment by adjusting segment operating profit (which excludes interest and tax expenses), as applicable, by adding back depreciation and amortization.

Fixed-charge Coverage Ratio	The ratio of Adjusted EBITDA to the sum of debt service (which includes interest payments and principal amortization of mortgage debt, excluding balloon payments), for the trailing twelve months.

GAAP	Generally accepted accounting principles (GAAP) in the United States of America.

GLA	Gross Leasable Area (GLA) is periodically adjusted based on remeasurement or reconfiguration of space, measured in square feet (SF).

Land Operations Adjusted EBITDA	Land Operations segment Adjusted EBITDA is calculated by adjusting EBITDA for the other-than-temporary impairment related to the Company's investment in Kukui`ula.

Maintenance Capital Expenditures	Capital expenditures necessary to maintain building value, the current income stream and position in the market (including building improvements, and tenant improvements allowances).

M&C Adjusted EBITDA	Materials & Construction segment Adjusted EBITDA is calculated by adjusting EBITDA for income attributable to noncontrolling interests and asset impairments.

Occupancy	The percentage of square footage leased and commenced to gross leasable space properties at the end of the period reported.

Rent Spread	Percentage change in ABR in the first year of a signed comparable lease relative to the ABR in the last year of the prior comparable lease.

Same-Store
The Company reports Cash NOI and Occupancy on a same-store basis, which includes the results of properties that were owned and operated for the entirety of the prior calendar year. The same-store pool excludes properties under development or redevelopment and also excludes properties acquired or sold during the comparable reporting periods. While there is management judgment involved in classifications, new developments and redevelopments are moved into the same-store pool after one full calendar year of stabilized operation. Properties included in held for sale are excluded from the same-store pool.

Stabilization	New developments and redevelopments are generally considered stabilized upon the initial attainment of 90% occupancy.

Straight-line Rent	Non-cash revenue related to a GAAP requirement to average tenant rents over the life of the lease, regardless of the actual cash collected in the reporting period.

TTM	Trailing twelve months.

Year Built	Year of most recent repositioning/redevelopment or year built if no repositioning/redevelopment has occurred.

Alexander & Baldwin, Inc.
Company Overview
Statement on Management's Use of Non-GAAP Financial Measures

The Company presents the following non-GAAP financial measures in this Supplemental Information:

•	Consolidated EBITDA

•	Consolidated Adjusted EBITDA

•	Commercial Real Estate Cash NOI and Same-Store Cash NOI

•	Commercial Real Estate EBITDA

•	Land Operations EBITDA and Land Operations Adjusted EBITDA

•	Materials & Construction EBITDA and M&C Adjusted EBITDA

The Company uses these non-GAAP measures when evaluating operating performance because management believes that they provide additional insight into the Company's and segments' core operating results, and/or the underlying business trends affecting performance on a consistent and comparable basis from period to period. These measures generally are provided to investors as an additional means of evaluating the performance of ongoing core operations. The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for or superior to, financial measures calculated in accordance with GAAP.

EBITDA is a non-GAAP measure used by the Company in evaluating the Company's and segments' operating performance on a consistent and comparable basis from period to period. The Company provides this information to investors as an additional means of evaluating the performance of the Company's and segments' ongoing operations. The Company adjusts EBITDA & Segment EBITDA for the asset impairments related to the Materials and Construction segment and the other-than-temporary impairment of the Kukui'ula joint venture, where applicable, as the Company believes these items are infrequent in nature. By excluding these items from EBITDA the Company believes it provides meaningful supplemental information about its core operating performance and facilitates comparisons to historical operating results. EBITDA and Adjusted EBITDA should not be viewed as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Cash NOI is a non-GAAP measure used by the Company in evaluating the CRE segment's operating performance as it is an indicator of the return on property investment, and enables a comparison of results of operations, on an unlevered basis, over time. Cash NOI should not be viewed as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The calculations of these financial measures are described in the Glossary of Terms of this Supplemental Information. The Company's methods of calculating non-GAAP measures may differ from methods employed by other companies and thus may not be comparable to such other companies.

Required reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with GAAP are set forth in the following tables of this Supplemental Information:

•	Refer to Table 7 for a reconciliation of consolidated net income to EBITDA and Adjusted EBITDA.

•	Refer to Table 8 for a reconciliation of Commercial Real Estate operating profit to Cash NOI.

•	Refer to Table 19 for a reconciliation of Commercial Real Estate operating profit to EBITDA.

•	Refer to Table 20 for a reconciliation of Land Operations operating profit to EBITDA and Land Operations Adjusted EBITDA.

•	Refer to Table 23 for a reconciliation of Materials & Construction operating profit to EBITDA and M&C Adjusted EBITDA.

Financial Summary

Alexander & Baldwin, Inc.
Financial Summary
Table 1 – Consolidated Balance Sheets

($ in millions, unaudited)

	December 31,
	2018	2017
ASSETS
Current Assets:
Cash and cash equivalents	$11.4	$68.9
Accounts receivable, net	49.6	34.1
Contracts retention	11.6	13.2
Costs and estimated earnings in excess of billings on uncompleted contracts	9.2	20.2
Inventories	26.5	31.9
Real estate development inventory and property held for sale	31.1	67.4
Income tax receivable	25.4	27.7
Prepaid expenses and other assets	15.9	11.4
Total current assets	180.7	274.8
Investments in Affiliates	171.4	401.7
Real Estate Developments	124.1	151.0
Property – Net	1,322.0	1,147.5
Intangible Assets – Net	68.4	46.9
Deferred Income Taxes	—	16.5
Goodwill	65.1	102.3
Restricted Cash	223.5	34.3
Other Assets	70.0	56.2
Total assets	$2,225.2	$2,231.2

LIABILITIES AND EQUITY
Current Liabilities:
Notes payable and current portion of long-term debt	$39.0	$46.0
Accounts payable	34.2	43.3
Billings in excess of costs and estimated earnings on uncompleted contracts	5.9	5.7
Indemnity holdback related to Grace acquisition	8.8	9.3
Accrued dividends(a)	—	783.0
Accrued and other liabilities	41.5	39.5
Total current liabilities	129.4	926.8
Long-term Liabilities:
Long-term debt	739.1	585.2
Accrued retirement benefits	28.3	22.7
Deferred revenue	63.1	2.5
Other non-current liabilities	49.1	34.9
Total long-term liabilities	879.6	645.3
Total liabilities	1,009.0	1,572.1
Redeemable Noncontrolling Interest	7.9	8.0

Equity:
Common stock - no par value; authorized, 150 million shares; outstanding, 72.0 million and 49.3 million shares at December 31, 2018 and December 31, 2017, respectively	1,793.4	1,161.7
Accumulated other comprehensive income (loss)	(51.9)	(42.3)
(Distribution in excess of accumulated earnings) Earnings surplus	(538.9)	(473.0)
Total A&B shareholders' equity	1,202.6	646.4
Noncontrolling interest	5.7	4.7
Total equity	1,208.3	651.1
Total liabilities and equity	$2,225.2	$2,231.2

(a)	Amount at December 31, 2017 represents the Company's Special Distribution, consisting of $156.6 million of cash and $626.4 million of shares, which was settled on January 23, 2018.

Alexander & Baldwin, Inc.
Financial Summary
Table 2 – Consolidated Statements of Operations

($ in millions, except per-share amounts; unaudited)

	Three Months Ended December 31,		Year Ended December 31,

	2018	2017	2018	2017
Operating Revenue:
Commercial Real Estate	$35.4	$35.5	$140.3	$136.9
Land Operations	216.9	38.8	289.5	84.5
Materials & Construction	47.3	48.4	214.6	204.1
Total operating revenue	299.6	122.7	644.4	425.5
Operating Costs and Expenses:
Cost of Commercial Real Estate	20.2	18.6	77.2	75.5
Cost of Land Operations	50.1	31.3	117.1	60.4
Cost of Materials & Construction	44.6	41.0	188.1	166.1
Selling, general and administrative	16.5	18.5	61.2	66.4
REIT evaluation/conversion costs	—	3.8	—	15.2
Impairment of assets	79.4	22.4	79.4	22.4
Total operating costs and expenses	210.8	135.6	523.0	406.0
Gain (loss) on the sale of commercial real estate properties	1.6	6.3	51.4	9.3
Operating Income (Loss)	90.4	(6.6)	172.8	28.8
Other Income and (Expenses):
Income (loss) related to joint ventures	(10.4)	(0.3)	(4.1)	7.2
Impairment of equity method investment	(188.6)	—	(188.6)	—
Interest and other income (expense), net	0.3	1.3	2.8	2.1
Reductions in solar investments, net	(0.1)	—	(0.5)	(2.6)
Interest expense	(8.9)	(7.1)	(35.3)	(25.6)
Income (Loss) from Continuing Operations Before Income Taxes	(117.3)	(12.7)	(52.9)	9.9
Income tax benefit (expense)	(18.1)	224.6	(16.3)	218.2
Income (Loss) from Continuing Operations	(135.4)	211.9	(69.2)	228.1
Income (loss) from discontinued operations, net of income taxes	(0.4)	—	(0.6)	2.4
Net Income (Loss)	(135.8)	211.9	(69.8)	230.5
Income attributable to noncontrolling interest	(0.8)	(0.3)	(2.2)	(2.2)
Net Income (Loss) Attributable to A&B Shareholders	$(136.6)	$211.6	$(72.0)	$228.3

Basic Earnings (Loss) Per Share of Common Stock:
Continuing operations available to A&B shareholders	$(1.89)	$4.31	$(1.01)	$4.63
Discontinued operations available to A&B shareholders	(0.01)	—	(0.01)	0.05
Net income (loss) available to A&B shareholders	$(1.90)	$4.31	$(1.02)	$4.68
Diluted Earnings (Loss) Per Share of Common Stock:
Continuing operations available to A&B shareholders	$(1.89)	$3.42	$(1.01)	$4.30
Discontinued operations available to A&B shareholders	(0.01)	—	(0.01)	0.04
Net income (loss) available to A&B shareholders	$(1.90)	$3.42	$(1.02)	$4.34

Weighted-Average Number of Shares Outstanding:
Basic	72.0	49.2	70.6	49.2
Diluted	72.0	62.0	70.6	53.0

Amounts Available to A&B Shareholders:
Continuing operations available to A&B shareholders	$(136.2)	$212.2	$(71.4)	$227.7
Discontinued operations available to A&B shareholders	(0.4)	—	(0.6)	2.4
Net income (loss) available to A&B shareholders	$(136.6)	$212.2	$(72.0)	$230.1

Alexander & Baldwin, Inc.
Financial Summary
Table 3 – Segment Results

($ in millions, unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Operating Revenue:
Commercial Real Estate	$35.4	$35.5	$140.3	$136.9
Land Operations	216.9	38.8	289.5	84.5
Materials & Construction	47.3	48.4	214.6	204.1
Total operating revenue	299.6	122.7	644.4	425.5
Operating Profit (Loss):
Commercial Real Estate[1]	13.5	(6.9)	58.5	34.4
Land Operations[2]	(36.0)	4.5	(26.7)	14.2
Materials & Construction[3]	(80.4)	3.0	(73.2)	22.0
Total operating profit (loss)	(102.9)	0.6	(41.4)	70.6
Gain (loss) on the sale of commercial real estate properties	1.6	6.3	51.4	9.3
Interest expense	(8.9)	(7.1)	(35.3)	(25.6)
General corporate expenses	(7.1)	(8.7)	(27.6)	(29.2)
REIT evaluation/conversion costs	—	(3.8)	—	(15.2)
Income (Loss) from Continuing Operations Before Income Taxes	(117.3)	(12.7)	(52.9)	9.9
Income tax benefit (expense)	(18.1)	224.6	(16.3)	218.2
Income (Loss) from Continuing Operations	(135.4)	211.9	(69.2)	228.1
Income (loss) from discontinued operations	(0.4)	—	(0.6)	2.4
Net Income (Loss)	(135.8)	211.9	(69.8)	230.5
Income attributable to noncontrolling interest	(0.8)	(0.3)	(2.2)	(2.2)
Net Income (Loss) Attributable to A&B Shareholders	$(136.6)	$211.6	$(72.0)	$228.3

1 Commercial Real Estate segment operating profit (loss) includes intersegment operating revenue, primarily from the Materials & Construction segment, and is eliminated in the consolidated results of operations.
2 Land Operations segment operating profit (loss) includes equity in earnings (losses) from the Company's various real estate joint ventures and non-cash reductions related to the Company's solar tax equity investments, impairments related to its long-term developments and equity method investments, and the bulk sale of diversified agricultural land.
3 Materials & Construction segment operating profit (loss) includes impairments related to its goodwill, fixed assets, and intangible assets.

Alexander & Baldwin, Inc.
Financial Summary
Table 4 – Consolidated Statements of Cash Flows

($ in millions, unaudited)

	Year Ended December 31,
	2018	2017
Cash Flows from Operating Activities:
Net income (loss)	$(69.8)	$230.5
Adjustments to reconcile net income (loss) to net cash provided by (used in) operations:
Depreciation and amortization	42.8	41.4
Deferred income taxes	16.6	(199.0)
Gains on asset transactions, net	(54.0)	(35.1)
Impairment of assets and equity method investments	268.0	22.4
Share-based compensation expense	4.7	4.4
Income (loss) from affiliates, net of distributions of income	12.9	5.5
Changes in operating assets and liabilities:
Trade, contracts retention, and other contract receivables	(4.2)	(2.4)
Inventories	5.5	11.4
Prepaid expenses, income tax receivable and other assets	(13.2)	(23.0)
Accrued pension and post-retirement benefits	3.6	(47.4)
Accounts payable	(9.0)	3.3
Accrued and other liabilities	74.2	(40.1)
Real estate inventory sales (real estate developments held for sale)	58.4	47.6
Expenditures for real estate inventory (real estate developments held for sale)	(26.6)	(20.8)
Net cash provided by (used in) operations	309.9	(1.3)

Cash Flows from Investing Activities:
Capital expenditures for acquisitions	(241.7)	(10.1)
Capital expenditures for property, plant and equipment	(54.4)	(32.4)
Proceeds from disposal of property and other assets	171.7	47.2
Payments for purchases of investments in affiliates and other	(22.6)	(41.9)
Distributions of capital from investments in affiliates and other investments	42.3	33.3
Net cash provided by (used in) investing activities	(104.7)	(3.9)

Cash Flows from Financing Activities:
Proceeds from issuance of long-term debt	548.4	292.5
Payments of long-term debt and deferred financing costs	(467.8)	(181.0)
Borrowings (payments) on line-of-credit agreement, net	4.7	2.6
Distribution to noncontrolling interests	(0.7)	(0.5)
Cash dividends paid	(156.6)	(10.3)
Proceeds from issuance (repurchase) of capital stock and other, net	(1.5)	(7.2)
Net cash provided by (used in) financing activities	(73.5)	96.1

Cash, Cash Equivalents and Restricted Cash
Net increase (decrease) in cash, cash equivalents and restricted cash	131.7	90.9
Balance, beginning of period	103.2	12.3
Balance, end of period	$234.9	$103.2

Alexander & Baldwin, Inc.
Financial Summary
Table 5 – Debt Summary
At December 31, 2018

($ in millions, unaudited)

					Scheduled principal payments
Debt	Stated Rate (%)	Weighted- average Interest Rate (%)	Maturity Date	Weighted- average Maturity (Years)	2019	2020	2021	2022	2023	Thereafter	Total Principal	Unamort Deferred Fin Cost/ (Discount) Premium	Total
Secured:

Kailua Town Center	( a )	5.95%	2021	2.6	$0.3	$0.4	$9.8	$—	$—	$—	$10.5		$10.5
Kailua Town Center #2	3.15%	3.15%	2021	2.5	0.1	0.1	4.5	—	—	—	4.7	(0.2)	4.5
Laulani Village	3.93%	3.93%	2024	5.3	—	0.7	1.1	1.1	1.2	57.9	62.0	(0.9)	61.1
Pearl Highlands	4.15%	4.15%	2024	5.5	1.9	1.9	2.0	2.1	2.3	75.1	85.3	0.9	86.2
Manoa Marketplace	( b )	3.14%	2029	9.2	0.5	1.6	1.7	1.8	1.7	52.7	60.0	(0.3)	59.7

Subtotal		3.88%		6.2	$2.8	$4.7	$19.1	$5.0	$5.2	$185.7	$222.5	$(0.5)	$222.0

Unsecured:

Term Loan 3	5.19%	5.19%	2019	0.3	$2.3	$—	$—	$—	$—	$—	$2.3	$—	$2.3
Series D Note	6.90%	6.90%	2020	0.5	16.3	16.2	—	—	—	—	32.5	—	32.5
Term Loan 4	( c )	4.50%	2021	2.9	—	—	9.4	—	—	—	9.4	—	9.4
Bank Syndicated Loan	( d )	4.30%	2023	4.2	—	—	—	—	50.0	—	50.0	—	50.0
Series A Note	5.73%	5.73%	2024	4.1	—	—	7.1	7.1	7.1	7.2	28.5	—	28.5
Series J Note	4.66%	4.66%	2025	6.3	—	—	—	—	—	10.0	10.0	—	10.0
Series B Note	5.55%	5.55%	2026	4.9	—	—	1.0	9.0	9.0	27.0	46.0	—	46.0
Series C Note	5.56%	5.56%	2026	4.1	1.0	1.0	9.0	2.0	2.0	9.0	24.0	—	24.0
Series F Note	4.35%	4.35%	2026	4.9	—	2.4	4.5	—	5.5	9.6	22.0	—	22.0
Series H Note	4.04%	4.04%	2026	7.9	—	—	—	—	—	50.0	50.0	—	50.0
Series K Note	4.81%	4.81%	2027	8.3	—	—	—	—	—	34.5	34.5	(0.1)	34.4
Series G Note	3.88%	3.88%	2027	4.0	7.5	5.4	1.5	6.0	5.0	17.1	42.5	—	42.5
Series L Note	4.89%	4.89%	2028	9.3	—	—	—	—	—	18.0	18.0	(0.5)	17.5
Series I Note	4.16%	4.16%	2028	10.0	—	—	—	—	—	25.0	25.0	—	25.0
Term Loan 5	4.30%	4.30%	2029	11.0	—	—	—	—	—	25.0	25.0	—	25.0

Subtotal		4.98%		4.8	$27.1	$25.0	$32.5	$24.1	$78.6	$232.4	$419.7	$(0.6)	$419.1

Revolving Credit Facilities:

GLP Asphalt Revolving Credit Facility	( e )	3.75%	2020	0.8	$—	$0.4	$—	$—	$—	$—	$0.4	$—	$0.4
Revolving credit facility	( f )	4.39%	2022	4.0	—	—	—	136.6	—	—	136.6	—	136.6
Subtotal		4.39%		4.0	—	0.4	—	136.6	—	—	137.0	—	137.0

Total		4.56%		5.0	$29.9	$30.1	$51.6	$165.7	$83.8	$418.1	$779.2	$(1.1)	$778.1

(a) Loan has a stated interest rate of LIBOR plus 1.50%, but is swapped through maturity to a 5.95% fixed rate.
(b) Loan has a stated interest rate of LIBOR plus 1.35%, but is swapped through maturity to a 3.14% fixed rate.
(c) Loan has a stated interest rate of LIBOR plus 2.00%, and is secured by a letter of credit.
(d) Loan has a stated interest rate of LIBOR plus 1.80%, based on pricing grid
(e) Loan has a stated interest rate of LIBOR plus 1.25%.
(f) Loan has a stated interest rate of LIBOR plus 1.85%, based on pricing grid.

Alexander & Baldwin, Inc.
Financial Summary
Table 6 – Capitalization & Financial Ratios
At December 31, 2018

($ in millions, except number of shares and stock price; unaudited)

Debt
Secured debt			$222.0
Unsecured term debt			419.1
Unsecured revolving credit facility			137.0
Total debt			778.1
Add: Net unamortized deferred financing cost / discount premium			1.1
Less: cash and cash equivalents			(11.4)
Net debt			$767.8

Market Capitalization	Shares	Stock Price	Market Value
Common stock (NYSE:ALEX)	72,041,531	$18.38	$1,324.1
Total market capitalization			$1,324.1

Total Capitalization			$2,102.2
Debt to total capitalization			37.0%

Liquidity
Cash on hand			$11.4
Unused committed line of credit			302.1
Total liquidity			$313.5

Financial Ratios
Net debt to Adjusted EBITDA			2.7 x
Fixed-charge coverage ratio			7.4 x
Fixed-rate debt to total debt			74.9%
Unencumbered CRE assets as a percent of total CRE assets (gross book value)			71.1%

Alexander & Baldwin, Inc.
Financial Summary
Table 7 – Consolidated Metrics

($ in millions, unaudited)

Consolidated EBITDA & Adjusted EBITDA

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Net Income (Loss)	$(135.8)	$211.9	$(69.8)	$230.5
Adjustments:
Depreciation and amortization	11.2	10.0	42.8	41.4
Interest expense	8.9	7.1	35.3	25.6
Income tax expense (benefit)	18.1	(224.7)	16.3	(216.9)
EBITDA	(97.6)	4.3	24.6	80.6
Asset impairments related to the Materials and Construction Segment	77.8	—	77.8	—
Other-than-temporary impairment of Kukui`ula joint venture	186.8	—	186.8	—
Adjusted EBIDTA	$167.0	$4.3	$289.2	$80.6

Other discrete items impacting the respective periods:
Income attributable to noncontrolling interest	$(0.8)	$(0.3)	$(2.2)	$(2.2)
(Income) loss from discontinued operations before interest, income taxes and depreciation and amortization	0.4	—	0.6	(3.7)
REIT evaluation/conversion costs	—	3.8	—	15.2
Reduction in solar investments, net	0.1	—	0.5	2.6
Impairment of assets	79.4	22.4	79.4	22.4
Impairment of equity method investment	188.6	—	188.6	—
Gain on sales of improved property, net	(1.6)	(6.3)	(51.4)	(9.3)
Margin on agricultural land sale	(162.2)	—	(162.2)	—

Consolidated SG&A

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Selling, general and administrative
Commercial Real Estate	$2.2	$1.9	$6.9	$6.8
Land Operations	2.1	2.8	6.7	13.1
Materials & Construction	5.3	3.4	20.6	17.6
Corporate and Other	6.9	10.4	27.0	28.9
Total	$16.5	$18.5	$61.2	$66.4

Commercial Real Estate

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 8 – Statement of Operating Profit, Cash NOI and Same-Store Cash NOI

($ in millions, unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Operating Revenues:
Base rents	$24.0	$23.2	$92.8	$92.9
Recoveries from tenants	8.9	8.2	35.6	32.6
Other revenues	2.5	4.1	11.9	11.4
Total Commercial Real Estate revenues	35.4	35.5	140.3	136.9
Operating Costs and Expenses:
Property operations	9.5	9.0	36.8	37.1
Property taxes	3.2	3.3	12.4	12.4
Depreciation and amortization	7.5	6.3	28.0	26.0
Total Cost of Commercial Real Estate	20.2	18.6	77.2	75.5
Selling, general and administrative	(2.2)	(1.9)	(6.9)	(6.8)
Intersegment operating revenues (a)	0.7	0.4	2.6	2.5
Impairment of assets	—	(22.4)	—	(22.4)
Interest and other income (expense), net	(0.2)	0.1	(0.3)	(0.3)
Operating Profit (Loss)	13.5	(6.9)	58.5	34.4
Plus: Depreciation and amortization	7.5	6.3	28.0	26.0
Less: Straight-line lease adjustments	(1.3)	(0.3)	(4.0)	(1.6)
Less: Favorable/(unfavorable) lease amortization	(0.5)	(0.7)	(1.9)	(2.9)
Less: Termination income	—	(1.7)	(1.1)	(1.7)
Plus: Other (income)/expense, net	0.2	(0.1)	0.3	0.3
Plus: Impairment of assets	—	22.4	—	22.4
Plus: Selling, general, administrative and other expenses	2.2	2.0	6.9	7.9
Cash NOI	21.6	21.0	86.7	84.8
Less Cash NOI from acquisitions, dispositions, and other adjustments	(3.3)	(3.2)	(12.5)	(13.2)
Same-Store Cash NOI	$18.3	$17.8	$74.2	$71.6

Maintenance Capital Expenditures:
Building improvements	$2.5	$2.3	$7.8	$6.0
Tenant improvements	2.0	2.1	8.7	6.1
Total maintenance capital expenditures	$4.5	$4.4	$16.5	$12.1

Leasing Commissions:	$1.0	$1.2	$3.2	$4.5

(a) Represents intersegment revenues, primarily base rents and expense recoveries from leases to tenants that operate as part of the Materials & Construction segment. These operating revenues, and the related rental expense incurred by these tenants, are eliminated in the consolidated results of operations.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 9 – Occupancy

(Unaudited)

Occupancy*
	December 31, 2018	December 31, 2017	Percentage Point Change
Retail	93.4%	93.1%	0.3
Industrial	90.1%	95.1%	(5.0)
Office	93.8%	89.1%	4.7
Total	92.4%	93.5%	(1.1)

Same-Store Occupancy
	December 31, 2018	December 31, 2017	Percentage Point Change
Retail	93.0%	93.3%	(0.3)
Industrial	89.3%	95.3%	(6.0)
Office	93.8%	89.8%	4.0
Total	91.9%	93.7%	(1.8)

*During the year ended December 31, 2018, the Company disposed of its mainland commercial properties and, therefore, removed the occupancy statistics from mainland commercial properties owned as of December 31, 2017 from the occupancy table.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 10 – Cash NOI and Same-Store Cash NOI by Type

($ in thousands, unaudited)

Total Portfolio Cash NOI

	Three Months Ended December 31, 2018			Three Months Ended December 31, 2017			% Percent Change
	Hawai`i	Mainland	Total	Hawai`i	Mainland	Total	Hawai`i	Mainland	Total
Retail	$14,527	$15	$14,542	$11,125	$590	$11,715	30.6%	(97.5)%	24.1%
Industrial	3,211	23	3,234	3,209	941	4,150	0.1%	(97.6)%	(22.1)%
Office	1,006	11	1,017	1,135	1,062	2,197	(11.4)%	(99.0)%	(53.7)%
Ground	2,891	—	2,891	2,973	—	2,973	(2.8)%	N/A	(2.8)%
Total	$21,635	$49	$21,684	$18,442	$2,593	$21,035	17.3%	(98.1)%	3.1%

	Year Ended December 31, 2018			Year Ended December 31, 2017			% Percent Change
	Hawai`i	Mainland	Total	Hawai`i	Mainland	Total	Hawai`i	Mainland	Total
Retail	$56,525	$548	$57,073	$45,729	$2,255	$47,984	23.6%	(75.7)%	18.9%
Industrial	12,822	516	13,338	12,032	4,455	16,487	6.6%	(88.4)%	(19.1)%
Office	4,191	446	4,637	4,368	4,142	8,510	(4.1)%	(89.2)%	(45.5)%
Ground	11,688	—	11,688	11,835	—	11,835	(1.2)%	N/A	(1.2)%
Total	$85,226	$1,510	$86,736	$73,964	$10,852	$84,816	15.2%	(86.1)%	2.3%

Same-Store Cash NOI

	Three Months Ended December 31, 2018	Three Months Ended December 31, 2017	% Percent Change
Retail	$11,415	$11,043	3.4%
Industrial	2,966	3,017	(1.7)%
Office	1,006	946	6.3%
Ground	2,894	2,771	4.4%
Total	$18,281	$17,777	2.8%

	Year Ended December 31, 2018	Year Ended December 31, 2017	% Percent Change
Retail	$46,691	$45,291	3.1%
Industrial	11,941	11,599	2.9%
Office	4,055	3,671	10.5%
Ground	11,478	11,026	4.1%
Total	$74,165	$71,587	3.6%

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 11 – Property Report

($ in thousands, except per square foot amounts; unaudited)

	Property		Island	Year Built/ Renovated	Current GLA (SF)	Occupancy	ABR	ABR PSF	2018 Cash NOI	2018 % Cash NOI to Total Portfolio Cash NOI	Retail Anchor Tenants
	Retail:
1	Pearl Highlands Center	*	Oahu	1992-1994	411,300	93.4%	$9,777	$26.11	$8,959	12.2%	Sam's Club, Regal Cinemas, 24 Hour Fitness
2	Kailua Retail	***	Oahu	1947-2014, 2018	365,200	95.3%	11,596	35.84	10,318	14.0%	Whole Foods Market, Foodland, CVS/Longs Drugs, Ulta Salon
3	Laulani Village		Oahu	2012	175,600	94.4%	6,121	36.91	5,027	6.9%	Safeway, Ross, Walgreens, Petco
4	Waianae Mall	*	Oahu	1975	170,300	87.4%	3,025	20.67	2,698	3.7%	CVS/Longs Drugs, City Mill
5	Manoa Marketplace	*	Oahu	1977	140,200	92.2%	4,304	33.83	4,442	6.1%	Safeway, CVS/Longs Drugs
6	Kaneohe Bay Shopping Center (Leasehold)	*	Oahu	1971	125,400	100.0%	3,050	24.32	2,669	3.6%	Safeway, CVS/Longs Drugs
7	Hokulei Village		Kauai	2015	119,200	98.4%	4,126	35.41	3,338	4.5%	Safeway, Petco
8	Waipio Shopping Center	*	Oahu	1986, 2004	113,800	95.6%	3,167	29.28	3,333	4.5%	Foodland
9	Aikahi Park Shopping Center	*	Oahu	1971	98,000	79.2%	1,711	22.05	2,015	2.8%	Safeway
10	The Shops at Kukui`ula	*	Kauai	2009	89,100	93.2%	4,206	52.06	4,354	5.9%	CVS/Longs Drugs, Eating House, Living Foods Market
11	Lanihau Marketplace	*	Hawai`i Island	1987	88,300	99.9%	1,850	20.96	1,844	2.5%	Sak' N Save, CVS/Longs Drugs
12	Kunia Shopping Center	*	Oahu	2004	60,600	95.1%	2,120	39.65	2,147	2.9%
13	Kahului Shopping Center	*	Maui	1951	45,300	96.9%	655	14.92	319	0.4%
14	Napili Plaza	*	Maui	1991	45,600	73.0%	1,058	31.78	1,094	1.5%	Napili Market
15	Gateway at Mililani Mauka	*	Oahu	2008, 2013	34,900	97.7%	1,827	53.63	1,796	2.5%	CVS/Longs Drugs (shadow-anchored)
16	Port Allen Marina Center	*	Kauai	2002	23,600	92.0%	574	26.49	573	0.8%
17	The Collection		Oahu	2017	12,000	100.0%	98	54.02	(37)	(0.1)%
18	Pu`unene Shopping Center	**	Maui	2017	120,100	N/A	—	—	1,404	1.9%	Planet Fitness, Petco, Ulta Salon, Target (shadow-anchored)
	Lahaina Square (disposed November 2018)								232	0.3%
	Subtotal – Retail				2,238,500	93.4%	$59,265	$30.83	$56,525	76.9%
	Industrial:
19	Komohana Industrial Park	*	Oahu	1990	238,300	81.2%	$2,422	$12.52	$4,116	5.6%
20	Kaka`ako Commerce Center	*	Oahu	1969	193,900	90.4%	2,626	15.08	2,133	2.9%
21	Waipio Industrial	*	Oahu	1988-1989	158,400	100.0%	2,493	15.84	2,497	3.4%
22	Opule Street Industrial	**	Oahu	2005-2006, 2018	151,500	N/A	—	—	22	—%
23	P&L Warehouse	*	Maui	1970	104,100	90.9%	1,345	14.33	1,297	1.8%
24	Honokohau Industrial		Hawai`i Island	2004-2006, 2008	85,700	98.3%	1,012	12.02	859	1.2%
25	Kailua Industrial/Other	*	Oahu	1951-1974	69,000	89.7%	964	16.07	664	0.9%
26	Port Allen	*	Kauai	1983, 1993	63,800	100.0%	702	11.00	796	1.1%
27	Harbor Industrial	*	Maui	1930	51,100	72.2%	425	11.53	438	0.6%
	Subtotal – Industrial				1,115,800	90.1%	$11,989	$13.88	$12,822	17.5%

	Property		Island	Year Built/ Renovated	Current GLA (SF)	Occupancy	ABR	ABR PSF	2018 Cash NOI	2018 % Cash NOI to Total Portfolio Cash NOI	Retail Anchor Tenants
	Office:
28	Kahului Office Building	*	Maui	1974	59,400	93.2%	$1,597	$29.40	$1,434	1.9%
29	Gateway at Mililani Mauka South	*	Oahu	1992, 2006	37,100	100.0%	1,638	44.10	1,704	2.3%
30	Kahului Office Center	*	Maui	1991	33,400	85.2%	687	25.83	685	0.9%
31	Lono Center	*	Maui	1973	13,700	100.0%	311	22.76	232	0.3%
	Stangenwald and Judd Buildings (disposed March 2018)								136	0.2%
	Subtotal – Office				143,600	93.8%	$4,233	$32.14	$4,191	5.6%
	Total – Hawai`i Portfolio				3,497,900	92.4%	$75,487	$25.87	$73,538	100.0%

* Included in Same-Store portfolio.
** Development completed but not yet stabilized. Upon initial stabilization the property will be included in Occupancy. NOI not included in Same-Store portfolio.
***Lau Hala Shops - Development completed. NOI not included in Same-Store Portfolio.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 12 – Ground Lease Report

($ in thousands, unaudited)

Ground Leases *		Location (City, Island)	Acres	Property Type	Exp. Year	Current ABR	2018 Cash NOI	Next Rent Step	Step Type	Next ABR ($ in $000)	Previous Rent Step	Previous Step Type	Previous ABR ($ in $000)
#1	**	Kaneohe, Oahu	15.4	Retail	2035	$2,800	$2,799	2023	FMV Reset	FMV	2017	Fixed Step	2,100
#2	**	Honolulu, Oahu	2.8	Retail	2040	1,344	1,344	2020	FMV Reset	FMV	2016	Fixed Step	1,296
#3	**	Kaneohe, Oahu	3.7	Retail	2048	990	841	2023	Fixed Step	1,059	2018	Option	694
#4	**	Kailua, Oahu	3.4	Retail	2062	753	753	2022	Fixed Step	963	2012	FMV Reset	160
#5	**	Pu`unene, Maui	52.0	Industrial	2034	751	879	2019	FMV Reset	FMV	2014	Fixed Step	626
#6	**	Kailua, Oahu	1.6	Retail	—	565	565	Month-to-Month	Month-to-Month	—	2017	Option	538
#7	**	Kailua, Oahu	2.2	Retail	2062	485	485	2022	Fixed Step	621	2012	FMV Reset	unknown
#8	**	Honolulu, Oahu	0.5	Retail	2028	340	343	2019	Fixed Step	348	2018	Fixed Step	252
#9	**	Honolulu, Oahu	0.5	Parking	2023	310	287	2019	Fixed Step	319	2018	Fixed Step	270
#10	**	Kailua, Oahu	1.2	Retail	2022	237	222	—	—	—	2013	FMV Reset	120
#11	**	Kahului, Maui	0.8	Retail	2026	235	230	2019	Fixed Step	242	2018	Fixed Step	228
#12	**	Kahului, Maui	0.4	Retail	2020	207	207	2019	Fixed Step	214	2018	Fixed Step	201
#13	**	Kailua, Oahu	3.3	Office	2037	200	248	2022	FMV Reset	FMV	2012	Negotiated	100
#14	**	Kahului, Maui	0.8	Industrial	2020	192	189	2019	Fixed Step	200	2018	Fixed Step	183
#15	**	Kailua, Oahu	0.9	Retail	2033	181	175	2019	FMV Reset	FMV	2014	Fixed Step	167
#16	**	Kahului, Maui	0.5	Retail	2029	168	271	2019	Fixed Step	173	2018	Fixed Step	163
#17	**	Kahului, Maui	0.4	Retail	2027	158	217	2022	Fixed Step	181	2017	Negotiated	128
#18	**	Kailua, Oahu	0.4	Retail	2022	144	144	2019	Fixed Step	151	2018	Negotiated	130
#19	**	Kailua, Oahu	0.4	Retail	2026	126	126	—	—	—	2017	Negotiated	63
#20	**	Kailua, Oahu	0.3	Retail	2026	110	110	—	—	—	2017	Negotiated	77
Remainder	**	Various	17.2	Various	Various	1,263	1,253	Various	Various	—	—	—	—
Total - Ground Leases			108.7			$11,559	$11,688
* Excludes intersegment ground leases, primarily from our Materials & Construction segment, which are eliminated in our consolidated results of operations.
** Included in Same-Store portfolio.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 13 – Portfolio Summary

($ in thousands, except per square foot amounts; unaudited)

Portfolio Summary	Current GLA (SF)	Occupancy	2018 Cash NOI	2018 % CRE Cash NOI to Total Portfolio Cash NOI

Hawai'i Portfolio	3,497,900	92.4%	$73,538	84.8%
Ground Leases			11,688	13.5%
Mainland Portfolio			1,510	1.7%
Total CRE Portfolio	3,497,900	92.4%	$86,736	100.0%

Changes in Same-Store portfolio year to date through December 31, 2018:

Dispositions		Additions
Date	Property	Date	Property
11/18	Lahaina Square Shopping Center	1/16	Manoa Marketplace
3/18	Stangenwald Building	2/16	Gateway at Mililani Mauka South
3/18	Judd Building
3/18	Kaiser Permanente Ground Lease
3/18	Royal MacArthur Center
3/18	Little Cottonwood Center
3/18	Sparks Business Center
3/18	Preston Park
2/18	Deer Valley Financial Center
1/18	Concorde Commerce Center

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 14 – Top 10 Tenants Ranked by ABR

($ in thousands, unaudited)

Tenant (a)	ABR	% of Total Portfolio ABR	GLA (SF)	% of Total Portfolio GLA
Albertsons Companies (including Safeway)	$4,470	5.9%	226,208	6.4%
Sam's Club	3,308	4.4%	180,908	5.2%
CVS Corporation (including Longs Drugs)	2,697	3.6%	150,411	4.3%
Foodland Supermarket & related companies	2,033	2.7%	114,739	3.2%
Ross Dress for Less	1,795	2.4%	65,484	1.9%
Coleman World Group	1,780	2.4%	115,495	3.3%
Ulta Salon, Cosmetics, & Fragrance, Inc.	1,508	2.0%	33,985	1.0%
24 Hour Fitness USA	1,375	1.8%	45,870	1.3%
Petco Animal Supplies Stores	1,316	1.7%	34,282	1.0%
Whole Foods Market	1,210	1.6%	31,647	0.9%
Total	$21,492	28.5%	999,029	28.5%

(a) Excludes intersegment ground leases, primarily from the Materials & Construction segment, which are eliminated in consolidated results.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 15 – Lease Expiration Schedule
At December 31, 2018

($ in thousands, unaudited)

Total Portfolio
Expiration Year	Number of Leases	Square Footage of Expiring Leases	% of Total Portfolio Leased GLA	ABR Expiring	% of Total Portfolio Expiring ABR
2019	133	308,681	10.4%	$8,276	9.7%
2020	144	433,778	14.5%	10,800	12.7%
2021	129	508,622	17.2%	11,666	13.7%
2022	107	335,294	11.2%	10,400	12.2%
2023	98	242,186	8.1%	8,045	9.4%
2024	26	313,726	10.5%	7,864	9.2%
2025	22	90,348	3.0%	3,450	4.0%
2026	11	35,424	1.2%	1,689	2.0%
2027	12	108,826	3.6%	3,031	3.6%
Thereafter	50	456,053	15.3%	16,889	19.8%
Month-to-month	77	149,357	5.0%	3,167	3.7%
Total	809	2,982,295	100.0%	$85,277	100.0%

Retail Portfolio
Expiration Year	Number of Leases	Square Footage of Expiring Leases	% of Total Retail Leased GLA	ABR Expiring	% of Total Retail Expiring ABR
2019	66	133,415	6.7%	$5,109	7.6%
2020	92	225,496	11.4%	7,315	10.8%
2021	79	278,456	14.1%	8,034	11.9%
2022	84	223,549	11.3%	8,362	12.4%
2023	76	179,038	9.0%	7,007	10.4%
2024	23	309,008	15.6%	7,744	11.5%
2025	21	66,828	3.4%	3,012	4.5%
2026	9	14,590	0.7%	747	1.1%
2027	10	31,234	1.6%	1,489	2.2%
Thereafter	47	452,892	22.9%	16,797	24.9%
Month-to-month	44	64,510	3.3%	1,931	2.7%
Total	551	1,979,016	100.0%	$67,547	100.0%

Industrial Portfolio
Expiration Year	Number of Leases	Square Footage of Expiring Leases	% of Total Industrial Leased GLA	ABR Expiring	% of Total Industrial Expiring ABR
2019	53	135,402	15.6%	$1,964	15.0%
2020	42	181,310	20.9%	2,569	19.6%
2021	38	211,231	24.3%	3,058	23.4%
2022	17	101,618	11.7%	1,664	12.7%
2023	17	52,309	6.0%	756	5.8%
2024	1	1,113	0.1%	20	0.1%
2025	1	23,520	2.7%	438	3.3%
2026	1	6,750	0.8%	130	1.0%
2027	1	75,824	8.7%	1,438	11.0%
Thereafter	1	431	—%	20	0.2%
Month-to-month	28	79,100	9.2%	1,040	7.9%
Total	200	868,608	100.0%	$13,097	100.0%

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 16 – New & Renewed Lease Summary
At December 31, 2018

(Unaudited)

						Comparable Leases Only[1]
Total - New and Renewed Leases	Leases	GLA	New ABR/SF	TI / SF	Wtd Ave Lease Term (Years)	Leases	GLA	New ABR/SF	Old ABR/SF	Rent Spread
4th Quarter 2018	55	259,009	$21.07	$4.35	7.4	29	105,026	$22.55	$20.79	8.5%
3rd Quarter 2018	58	128,091	$28.28	$8.42	5.3	36	49,552	$33.69	$32.60	3.3%
2nd Quarter 2018	66	132,219	$30.43	$2.33	3.9	50	108,923	$30.71	$28.13	9.2%
1st Quarter 2018	61	305,920	$13.65	$0.27	4.1	48	267,365	$12.81	$11.63	10.2%
Totals	240	825,239	$20.94	$3.15	5.3	163	530,866	$20.36	$18.78	8.4%

Total - New Leases	Leases	GLA Unit Area	New ABR/SF	TI / SF	Wtd Ave Lease Term (Years)	Leases	GLA	New ABR/SF	Old ABR/SF	Rent Spread
4th Quarter 2018	33	163,240	$22.43	$6.78	9.2	9	17,247	$39.60	$40.26	(1.6)%
3rd Quarter 2018	30	74,424	$27.75	$14.15	6.4	12	12,706	$30.61	$26.23	16.7%
2nd Quarter 2018	30	54,312	$27.96	$5.10	3.6	15	32,084	$27.12	$26.47	2.5%
1st Quarter 2018	19	50,755	$18.81	$0.82	3.5	7	14,645	$16.25	$13.86	17.3%
Totals	112	342,731	$23.92	$7.23	6.9	43	76,682	$28.43	$27.12	4.8%

Total - Renewed Leases	Leases	GLA	New ABR/SF	TI / SF	Wtd Ave Lease Term (Years)	Leases	GLA	New ABR/SF	Old ABR/SF	Rent Spread
4th Quarter 2018	22	95,769	$18.77	$0.20	4.3	20	87,779	$19.20	$16.96	13.2%
3rd Quarter 2018	28	53,667	$29.02	$0.49	3.8	24	36,846	$34.75	$34.80	(0.1)%
2nd Quarter 2018	36	77,907	$32.14	$0.39	4.1	35	76,839	$32.22	$28.82	11.8%
1st Quarter 2018	42	255,165	$12.63	$0.16	4.2	41	252,720	$12.62	$11.50	9.7%
Totals	128	482,508	$18.82	$0.24	4.2	120	454,184	$19.00	$17.38	9.3%

	Three Months Ended December 31, 2018					Year Ended December 31, 2018
	Leases	GLA	ABR/SF	Rent Spread[2]		Leases	GLA	ABR/SF	Rent Spread[2]
Hawaii					Hawaii
Retail	36	98,135	$28.28	13.4%	Retail	140	270,780	$38.17	8.3%
Industrial	15	146,694	$15.11	5.0%	Industrial	81	352,693	$14.64	13.9%
Office	4	14,180	$32.83	(8.6)%	Office	16	29,928	$30.60	(8.5)%
Mainland					Mainland
Retail					Retail	1	2,279	$16.40	2.5%
Industrial					Industrial	1	163,200	$4.20	12.9%
Office					Office	1	6,359	$22.50	—%

(1) Comparable lease detail excludes certain one-time strategic lease extensions for space repositioning and assignments without term changes
(2) Rent Spread is calculated using comparable leases, a subset of the total population of leases for the period defined

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 17 – Portfolio Repositioning, Redevelopment & Development Summary
At December 31, 2018

 ($ in millions, unaudited)

										Leasing Activity
Project	Phase	Target In-service	Target Stabilization	Book Value of Land & Related Costs	Total Estimated Project Capital Costs & Contributed Land Basis	Project Capital Costs Incurred to Date	Estimated Incremental Stabilized Cash NOI	Estimated Stabilized Yield on Total Project Capital Costs	Projected GLA (SF)	% Leased	% Under Letter of Intent	Total
Redevelopment
Aikahi Park Shopping Center	Planning	Late 2020	4Q21	N/A	$15.5 - $17.5	$0.2	1.2 - 1.5	8.5 - 9.0%	98,000	80	—	80
Development for Hold
Ho`okele Shopping Center (a)	Construction	Late 2019	2Q20	$4.3	$41.9	$19.2	3.1 - 3.6	7.4 - 8.6%	94,000	64	—	64

(a) The center is being developed on a parcel adjacent to Maui Business Park. The carrying value of this parcel, including certain previously incurred infrastructure improvements and related costs, was $4.3 million at project inception. The stabilized yield on cost was determined utilizing this book value.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 18 – Transactional Activity (2017- 2018)

($ in millions, unaudited)

Dispositions
Property	Type	Location (Island/City, State)	Date (Month/Year)	Sales Price	GLA (SF)
Lahaina Square	Retail	Maui, HI	11/18	$11.3	44,800
Judd Building	Office	Oahu, HI	3/18	6.0	20,200
Stangenwald Building	Office	Oahu, HI	3/18	7.2	27,100
Sparks Business Center	Industrial	Sparks, Nevada	3/18	38.3	396,100
Kaiser Permanente	Ground Lease	Maui, HI	3/18	21.5	N/A
Royal MacArthur Center	Retail	Dallas, TX	3/18	14.2	44,900
Little Cottonwood Shopping Center	Grocery Anchored	Sandy, UT	3/18	23.4	141,500
1800 and 1820 Preston Park	Office	Plano, TX	3/18	24.1	198,800
Deer Valley Financial Center	Office	Phoenix, AZ	2/18	15.0	126,600
Concorde Commerce Center	Office	Phoenix, AZ	1/18	9.5	138,700
Midstate 99 Distribution Center	Industrial	Visalia, CA	11/17	33.4	790,200
The Maui Clinic Building	Office	Maui, HI	1/17	3.4	16,600
Total				$207.3	1,945,500

Acquisitions
Property	Type	Location (Island/City, State)	Date (Month/Year)	Purchase Price	GLA (SF)
Opule Street Industrial	Industrial	Oahu, HI	12/18	$40.0	151,500
The Collection	Retail	Oahu, HI	7/18	6.9	12,000
Laulani Village	Retail	Oahu, HI	2/18	124.4	175,600
Hokulei Village	Retail	Kauai, HI	2/18	68.7	119,200
Pu`unene Shopping Center	Retail	Maui, HI	2/18	63.6	120,400
Honokohau Industrial	Industrial	Hawai`i Island, HI	6/17	10.1	73,200
Total				$313.7	651,900

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 19 – Commercial Real Estate EBITDA

($ in millions, unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Commercial Real Estate Operating Profit (Loss)	$13.5	$(6.9)	$58.5	$34.4
Depreciation and amortization	7.5	6.3	28.0	26.0
EBITDA	$21.0	$(0.6)	$86.5	$60.4

Land Operations

Alexander & Baldwin, Inc.
Land Operations
Table 20 – Statement of Operating Profit, EBITDA and Adjusted EBITDA

($ in millions, unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Development sales revenue	$11.5	$28.9	$54.3	$35.0
Unimproved/other property sales revenue	199.0	4.2	210.5	25.6
Other operating revenues[1]	6.4	5.7	24.7	23.9
Total Land Operations operating revenue	$216.9	$38.8	$289.5	$84.5
Land operations costs and operating expenses	(52.2)	(33.2)	(124.0)	(73.9)
Impairment of assets	(1.6)	—	(1.6)	—
Impairment of equity method investment	(188.6)	—	(188.6)	—
Earnings (loss) from joint ventures	(10.7)	(0.3)	(4.7)	3.3
Reductions in solar investments, net	(0.1)	—	(0.5)	(2.6)
Interest and other income (expense), net	0.3	(0.8)	3.2	2.9
Total Land Operations operating profit (loss)	$(36.0)	$4.5	$(26.7)	$14.2

1 Other operating revenues includes revenue related to trucking, renewable energy and diversified agriculture.

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Land Operations Operating Profit (Loss)	$(36.0)	$4.5	$(26.7)	$14.2
Depreciation and amortization	0.5	0.5	1.9	1.6
EBITDA	(35.5)	5.0	(24.8)	15.8
Other-than-temporary impairment of Kukui`ula joint venture	186.8	—	186.8	—
Land Operations Adjusted EBIDTA	$151.3	$5.0	$162.0	$15.8

Alexander & Baldwin, Inc.
Land Operations
Table 21 – Key Active Development-for-sale Projects and Investments
At December 31, 2018

($ in millions except per square foot amounts, unaudited)

														Construction Timing		Sales Closing Timing
Project	Location	Product Type	Est. Economic Interest	Planned Units or Saleable Acres	Avg Size of Remaining Units (SF) or Lots (Acres)	Units/ Acres Closed	Unit/ Acres Remaining	Target Sales Price Range per SF/per Unit for Remaining	Est. Total Project/ Investment Cost	A&B Projected Capital Commitment	Total Project Costs Incurred to Date	A&B Gross Investment (Life to Date)	A&B Net Book Value	Start / Est. Start	Est. Substantial Completion	Start / Est. Start	Est. End
			(a)						(b)	(c)
Kahala Avenue Portfolio	Honolulu, Oahu	Residential	100%	17.0 acres	0.5 acres	14.0 acres	3.0 acres	$150-$385	$135	N/A	$134	$134	$19	N/A	N/A	2013	2019
Kamalani (Increment 1)	Kihei, Maui	Primary residential	100%	170 units	984 SF	126 units	44 units	$432	$60	N/A	$54	$54	$10	2016	2019	2017	2019
Maui Business Park (Phase II)	Kahului, Maui	Light industrial lots	100%	125.0 acres	1.9 acres	35.0 acres	90.0 acres	$38-$60	$77	N/A	$59	$59	$38	2011	2021	2012	2030+
Kukui`ula	Poipu, Kauai	Resort residential	85% +/- 5%	1,425 units	N/A	191 units	1,234 units	$1.1M per unit	$1,071	$343	$619	$323	$115	2006	2041	2006	2042
Other Kukui`ula Related Investments (d)	Poipu, Kauai	Resort residential	75% +/- 5%	60 units	N/A	49 units	11 units	$3.0M per unit	$118	$63	$98	$58	$29	2012	2018	2013	2020

(a) Estimated economic interest represents the Company's estimated share of distributions after return of capital contributions based on current forecasts of sales activity. Actual results could differ materially from projected results due to the timing of expected sales, increases or decreases in estimated sales prices or costs and other factors. As a result, estimated economic interests are subject to change. Further, as it relates to certain of our joint venture projects, information disclosed herein is obtained from our joint venture partners, who maintain the books and records of the related ventures.

(b) Includes land cost at book value, including capitalized interest, but excluding sales commissions and closing costs.
(c) Includes land cost at contribution value and total expected A&B capital to be contributed. The estimate includes due diligence costs and capitalized interest, but excludes capital projected to be contributed by equity partners, third-party debt, and amounts expected to be funded from project cash flows and/or buyer deposits.

(d) Includes joint venture investments in three vertical construction, development-for-sale projects at Kukui`ula, as well as notes receivable from a Kukui`ula development-for-sale project ($13.5 million as of December 31, 2018).

Alexander & Baldwin, Inc.
Land Operations
Table 22 – Landholdings at December 31, 2018

(Unaudited)

Type	Segment	Maui	Kauai	Oahu	Molokai	Hawai`i Island	Total Acres
Land under commercial properties/ urban ground leases (a)	CRE	99	33	206	—	15	353

Land in active development	CRE/Land Operations	188	—	2	—	—	190

Land used in other operations	Land Operations	21	20	—	—	—	41
Urban land, not in active development/use
Developable, with full or partial infrastructure	Land Operations	146	7	—	—	—	153
Developable, with limited or no infrastructure	Land Operations	186	29	—	—	—	215
Other	Land Operations	12	6	—	—	—	18
Subtotal - Urban land, not in active development		344	42	—	—	—	386
Agriculture-related
Agriculture	Land Operations	8,600	6,358	75	—	—	15,033
In urban entitlement process	Land Operations	357	260	—	—	—	617
Conservation & preservation	Land Operations	14,103	13,309	509	—	—	27,921
Subtotal - Agriculture-related		23,060	19,927	584	—	—	43,571
Materials & Construction	M&C	1	—	542	264	—	807
Total Landholdings		23,713	20,022	1,334	264	15	45,348

(a) Includes properties from Table 11 - Improved Property Report and Table 12 - Ground Lease Report and Table 17 - Commercial Real Estate Portfolio Repositioning, Redevelopment & Development Summary.

Recent A&B Agricultural-zoned Land Sales Data - Maui & Kauai 2014 - February 2019

	Total Acres Sold	Weighted- Average Price per Acre	High	Low
0-5 acres	19	$95,343	$151,661	$70,140
5-20 acres	67	$75,939	$120,529	$35,600
20-100 acres	295	$29,350	$43,367	$15,721
100-1000 acres	2,363	$26,069	$35,462	$14,645
1000+ acres	41,070	$6,368	$8,500	$750
Total/weighted-average	43,814	$7,731	$151,661	$750

Materials & Construction

Alexander & Baldwin, Inc.
Materials & Construction
Table 23 – Statement of Operating Profit, EBITDA and Adjusted EBITDA

($ in millions, unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Operating Profit (Loss) (a)	$(80.4)	$3.0	$(73.2)	$22.0
Depreciation and amortization	3.0	3.0	12.1	12.2
EBITDA	(77.4)	6.0	(61.1)	34.2
Asset impairments related to the Materials & Construction Segment	77.8	—	77.8	—
Income attributable to noncontrolling interest	(0.8)	(0.3)	(2.2)	(2.2)
M&C Adjusted EBITDA	$(0.4)	$5.7	$14.5	$32.0

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
M&C Adjusted EBITDA margin	(0.8)%	11.8%	6.8%	15.7%
Aggregate tons delivered (tons in thousands)	176.2	165.3	718.2	691.6
Asphalt tons delivered (tons in thousands)	85.6	110.9	498.2	553.8
Oahu crew days lost to weather	42.0	86.0	279.5	240.5
Total Oahu available crew days	400.0	422.0	1,714.0	1,759.0
% days lost to weather	10.5%	20.4%	16.3%	13.7%
Backlog (at period end, in millions)	$128.7	$202.1
(a) The Company's GPRM Prestress operating unit is a 51% owned consolidated joint venture and GLP Asphalt is a 70% owned consolidated joint venture.